630 Third Avenue
                                                     New York, NY 10017
                                                     Tel 212 687 8080
                                                     Fax 212 687 8344
NEWS
                                                     CITIGATE
                                                     SARD VERBINNEN

FOR IMMEDIATE RELEASE

Contact:          Matt Benson/Denise DesChenes
                  (212) 687-8080



                  EVA XU JOINS AETOS CAPITAL AS VICE PRESIDENT

                          -----------------------------

         New York, NY - April 3, 2003 - Aetos Capital, an independent investment management firm serving institutional and high net worth clients, announced today that Eva Xu has joined the firm's absolute return investment unit, Aetos Alternatives Management LLC, as Vice President, Quantitative Analytics.
         She joins Aetos after eight years at Mellon Capital, a highly respected quantitative money manager in San Francisco, where she was a Director and Product Strategist for Mellon's currency strategy. Earlier, she worked in research and helped develop both the global tactical asset allocation and currency strategies for Mellon, incorporating value-at-risk metrics to manage tracking error and portfolio risk. Ms. Xu earned her Ph.D. in economics from Simon Fraser University in Vancouver, Canada and a Bachelors of Science in physics at Tsinghua University in Beijing. After earning her Ph.D., she taught macroeconomics and quantitative methods at the University of Maryland.
         Aetos Capital's Anne Casscells, Chief Investment Officer of Aetos Alternatives Management, said "We are delighted to be able to attract someone of Eva's caliber to Aetos Capital. She will bring a robust quantitative framework to our portfolio risk management as well as expand our ability to conduct fundamental research on hedge fund strategies."
         Xu said, "The challenge of working with such an experienced and professional group as the portfolio management team at Aetos Alternatives Management is what attracted me to join the firm. Quantitative risk management tools are playing an increasingly important role in managing the risk of absolute return investments, and I look forward to contributing my skills to that effort."
         Aetos Alternatives Management, LLC is a registered investment advisor managing in excess of $500 million in assets and is the investment advisor for four registered fund-of-funds vehicles, Aetos Capital Multi-Strategy Arbitrage Fund, LLC, Aetos Capital Distressed Investment Strategies Fund, LLC, Aetos Capital Long Short Strategies Fund, LLC and Aetos Capital Market Neutral Strategies Fund, LLC.
         For more complete information about the Aetos Funds, including information about charges, expenses and risk considerations, contact David Tonkovich at (212) 201-2532 for a prospectus. Please read the prospectus carefully before making an investment.

                                      # # #